UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401)-828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)

On November 19, 2018, April L. Ondis resigned from our Board of Directors, effective immediately. Ms. Ondis had been a member of our Board of Directors since November 2015 and served as our Applied Marketing Manager from January 2015 to August 2015 and our Worldwide Marketing Director from 2005 through December 2014. We thank Ms. Ondis for her valuable contributions to our company and the work of our Board of Directors.

(d)

On November 19, 2018, our Board of Directors elected Jean A. Bua as a director for a term expiring at our 2019 annual meeting of shareholders. Our Board of Directors anticipates appointing Ms. Bua to serve on its audit committee.

Upon joining the Board of Directors, Ms. Bua was granted a restricted stock award of 1,000 shares of our common stock, such restricted stock to vest on the first anniversary of such grant. In addition, pursuant to our Amended and Restated Non-Employee Director Annual Compensation Program, at that time, she also received an award of restricted stock with a fair value equal to a pro-rated portion of the normal quarterly grant under the Program (of $18,750) for the fourth quarter of fiscal year 2019. The fair value of the restricted stock award granted to Ms. Bua under the Program will be prorated to reflect the number of days remaining in the quarter from the date of her election and the total number of days in the quarter.

After giving effect to Ms. Bua’s election to our Board of Directors and Ms. Ondis’ resignation, our Board of Directors consists of the following persons:

Jean A. Bua, 60, has served as Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of NetScout Systems, Inc., a provider of real-time operational intelligence and performance analytics for service assurance and cyber security solutions, since September 2015. Prior to assuming her current role at NetScout Systems, Inc., Ms. Bua served as that company’s Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer from November 2011 until September 2015 and Vice President, Finance from September 2010 until November 2011. Prior to her tenure at NetScout Systems, Inc., Ms. Bua served as Executive Vice President, Finance & Treasurer of American Tower Corporation from 2005 to 2010 and served in various roles at Iron Mountain, Inc. from 1996 to 2005, most recently as Senior Vice President, Chief Accounting Officer and Worldwide Controller. Previously, she held senior positions at Duracraft Corp. and Keithley Instruments. Ms. Bua has also served as a management consultant at Ernst & Young and an auditor at KPMG. Since May 2017, she has served on the board of directors of CoreSite Realty Corporation, a provider of data center and interconnection solutions across the United States.

Mitchell I. Quain, 67, has been a director since August 2011. Mr. Quain has served as a Senior Advisor at Carlyle Group, a private equity firm since December 2011. From January 2010 through December 2011, Mr. Quain was a Partner at One Equity Partners, a private investment firm. From 2006 through 2009, he was a Senior Director of ACI Capital Corp. From 2002 through 2005, Mr. Quain served as Chairman of Register.Com, Inc., an internet services provider, and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capacities, including Vice Chairman of Investment Banking. Mr. Quain also serves as a director of Jason Industries, Inc. a manufacturing company operating in the seating, finishing, acoustics and components businesses. Mr. Quain previously served as a director of DeCrane Aircraft Holdings, Inc., Handy & Harman Ltd., Hardinge Inc., HEICO Corporation, MagneTek, Inc., Mechanical Dynamics, Inc., RBC Bearings, Inc., Register.com, Inc., Tecumseh Products Company, Titan International, Inc., and Xerium Technologies, Inc.

Yvonne E. Schlaeppi, 58, has been a director since April 2018. Since 2011, Ms. Schlaeppi has served as a Managing Partner of Stratevise LLC, an international strategic advisory firm that she cofounded. Since 2016, Ms. Schlaeppi has served on the board of directors of Stallergenes Greer plc, a pharmaceutical company traded on the Euronext Paris exchange. From 2014 to 2015, Ms. Schlaeppi served on the boards of directors of allergy immunotherapy companies, Ares Allergy Holdings Inc. and Greer Laboratories, Inc. Since 2015 Ms. Schlaeppi has been a member of the external advisory committee to the Channing Division of Network Medicine of Brigham and Women’s Hospital in Boston. Ms. Schlaeppi was recognized as a Board Leadership Fellow by the National Association of Corporate Directors in 2017 and 2018. Prior to founding Stratevise, Ms. Schlaeppi served as General Counsel at Global Enterprise Technologies, Passport & ID, a high-security document printing solutions provider and systems integrator, from 2007 to 2011 and as Executive Vice President, General Counsel and Corporate IP Officer at Organon BioSciences, a global pharmaceutical, animal health and biotech group based in the Netherlands, from 2006 to 2007. From 1999 to 2006 Ms. Schlaeppi was a partner at the Boston-based law firm of Palmer & Dodge LLP, where she served as Chairperson of that firm’s International Practice Group. From 1995 to 1998 Ms. Schlaeppi served in senior positions at Johnson Controls, Inc., a NYSE-listed diversified industrial company, including as General Counsel Europe.

Harold Schofield, 77, has been the owner and manager of Schofield Imaging Associates, LLC, in Narragansett, Rhode Island since 2004, and, since January 2017, has served as interim chief executive officer of NuLabel Technologies, Inc., a developer and provider of adhesive solutions for labeling and decorating applications. Prior to founding Schofield Imaging Associates, LLC, Mr. Schofield was Founder, President and CEO of Atlantek Incorporated (“Atlantek”), a manufacturer of thermal printers and retired as Vice President and General Manager of Zebra Atlantek, Inc. following the acquisition of Atlantek by Zebra Technologies Corp. in November 2003. Prior to founding Atlantek, Mr. Schofield was Design Engineering Manager at Gulton Industries where he was responsible for design and development of thermal printers, plotters, and chart recorders. Mr. Schofield is an internationally recognized authority in the electronic printing field.

Richard S. Warzala, 65, is the President, Chief Executive and Chairman of the board of directors of Allied Motion Technologies, Inc. (“Allied Motion”), and has more than 40 years of leadership experience and a strong technical background in the industrial, aerospace and commercial industries. He joined Allied Motion as President and Chief Operating Officer in 2002. Mr. Warzala was elected a director of Allied Motion in 2006, appointed President and Chief Executive Officer in 2009, and elected as the Chairman of Allied Motion’s board of directors in 2014. Allied Motion designs, manufactures and sells precision and specialty motion control components and systems in markets including Vehicle, Medical, Aerospace & Defense, and Industrial/Electronics. Before joining Allied Motion, Mr. Warzala was President of Danaher Corporation’s Motion Components Group and served in various senior positions at American Precision Industries Inc., including Corporate Vice President and President of its API Motion Division.

Gregory A. Woods, 59, has served as Chief Executive Officer of the Company since February 1, 2014. Mr. Woods joined the Company in September 2012 as Executive Vice President and Chief Operating Officer and was appointed President and Chief Operating Officer on August 29, 2013. Prior to joining the Company, Mr. Woods served from January 2010 to August 2012 as Managing Director of Medfield Advisors, LLC, an advisory firm located in Medfield, Massachusetts focused on providing corporate development and strategy guidance to technology driven manufacturing firms. From 2008 to 2010, Mr. Woods served as President of Performance Motion Devices, a specialty semiconductor and electronics manufacturer located in Lincoln, Massachusetts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: November 21, 2018	By:	/s/ David S. Smith
David S. Smith
Vice President, Chief Financial Officer and Treasurer

5